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Confidential Treatment requested by Atlantic Southeast Airlines, Inc., File No.
                                   0-11097


                                        EXHIBIT 10(e)


                          Confidential treatment has been applied for with respect to certain provisions of this Exhibit, which provisions have been omitted from this Exhibit, marked with an asterisk (*) and filed separately with the SEC

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                                AMENDMENT TO
                        CONNECTION CARRIER AGREEMENT


         THIS AMENDMENT (the "Amendment"), dated as of August 1, 1994, between DELTA AIR LINES, INC., having its principal place of business located at Hartsfield Atlanta International Airport, Atlanta, Georgia 30320-6001 ("Delta"), and ATLANTIC SOUTHEAST AIRLINES, INC., having its principal place of business located at 100 Hartsfield Center, Suite 800, Atlanta, Georgia 30354-1356 ("ASA").


                               W I T N E S E T H:


         WHEREAS, Delta and ASA are parties to a certain Delta Connection Agreement, dated and effective July 1, 1986, as amended by amendments dated February 19, 1987, December 17, 1987, July 1, 1988 and March 4, 1992 (the Delta Connection Agreement, as so amended, is hereafter referred to as the "Agreement"); and

         WHEREAS, the Agreement will expire by its terms on [*]; and

         WHEREAS, Delta and ASA desire to extend the term of the Agreement as provided herein;

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Agreement as follows:

         1.      Extension of Term. [*]







         2. No Further Amendment. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

         3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.


                                   DELTA AIR LINES, INC.



                                   By: /s/ Robert W. Coggin
                                       -------------------------------
                                       Robert W. Coggin
                                       Senior Vice President-Marketing




                                   ATLANTIC SOUTHEAST AIRLINES, INC.



                                   By: /s/ John Beiser
                                       -------------------------------
                                       John Beiser
                                       President










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